Exhibit 10.28

February 7, 2022

CONFIDENTIAL

BKV Corporation

1200 17th Street, Suite 2100
Denver, CO 80202

Attn: John Jimenez | Chief Financial Officer

Ladies and Gentlemen,

Standard Chartered Bank (the "Bank") is pleased to offer you the Facilities subject to the terms and conditions set out in this facility letter (this "Facility Letter"), the Global Master Credit Terms (Uncommitted) (“GMCT (Uncommitted)”), the Global Master Trade Terms (“GMTT”), the RCS and other relevant documents provided to you and the relevant application forms (the foregoing, collectively, the "Agreement").

The Facility Letter will lapse by close of business on the date falling 30 Banking Days after the date of this Facility Letter (or such other date acceptable to the Bank in its absolute discretion) and will have no further effect unless it is countersigned by you and received by the Bank before that time at:

Alex Wang
Standard Chartered Bank
1095 Avenue of the Americas
New York, New York 10036

Email: alexzy.wang@sc.com

Terms not defined in this Facility Letter are defined in the Agreement.

This Facility Letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Facility Letter. Any reference to “executed” or “signature” relating to this Facility Letter shall be deemed to include any execution or signing of this Facility Letter made or delivered by electronic mail or other electronic means, each of which shall have the same legal effect, validity or enforceability as a manually executed signature.

for and on behalf of
Standard Chartered Bank
Full name
Young Sok Kim
Title
Director
Date
March 16, 2022
Signature – please ensure signature remains within the box
/s/ Young Sok Kim

© Copyright 2017-2021 Standard Chartered Bank. All rights reserved.	Page 1 of 7

Facility Letter (Uncommitted) - United States of America

We accept your offer to make available to us each Facility described in the Agreement and agree to be bound by the terms of the Agreement.

for and on behalf of	for and on behalf of
BKV Corporation	BKV Corporation
Full name	Full name
Christopher P. Kalnin
Title / Position	Title / Position
CEO
Date	Date
March 11, 2022
Signature – please ensure signature remains within the box	Signature – please ensure signature remains within the box
/s/ Christopher P. Kalnin

for and on behalf of	for and on behalf of
BKV Chafee Corners, LLC	BKV Chafee Corners, LLC
Full name	Full name
Christopher P. Kalnin
Title / Position	Title / Position
CEO
Date	Date
March 11, 2022
Signature – please ensure signature remains within the box	Signature – please ensure signature remains within the box
/s/ Christopher P. Kalnin

for and on behalf of	for and on behalf of
BKV Chelsea, LLC	BKV Chelsea, LLC
Full name	Full name
Christopher P. Kalnin
Title / Position	Title / Position

© Copyright 2017-2021 Standard Chartered Bank. All rights reserved.	Page 2 of 7

Facility Letter (Uncommitted) - United States of America

CEO
Date	Date
March 11, 2022
Signature – please ensure signature remains within the box	Signature – please ensure signature remains within the box
/s/ Christopher P. Kalnin

for and on behalf of	for and on behalf of
BKV Operating, LLC	BKV Operating, LLC
Full name	Full name
Christopher P. Kalnin
Title / Position	Title / Position
CEO
Date	Date
March 11, 2022
Signature – please ensure signature remains within the box	Signature – please ensure signature remains within the box
/s/ Christopher P. Kalnin

for and on behalf of	for and on behalf of
BKV Barnett, LLC	BKV Barnett, LLC
Full name	Full name
Christopher P. Kalnin
Title / Position	Title / Position
CEO
Date	Date
March 11, 2022
Signature – please ensure signature remains within the box	Signature – please ensure signature remains within the box
/s/ Christopher P. Kalnin

© Copyright 2017-2021 Standard Chartered Bank. All rights reserved.	Page 3 of 7

Facility Letter (Uncommitted) - United States of America

1.	Borrower(s)
1.1	The entities listed in column (1) of the table below will be referred to as the "Borrowers" and each a "Borrower".
1.2	Each Borrower will enter or accede to the Agreement in a manner satisfactory to the Bank.

(1)	(2)	(3)
Name of company registration number	Jurisdiction of incorporation	Registered Address
BKV Corporation ("Designated Borrower")	Delaware	251 Little Falls Drive, Wilmington, New Castle County, Delaware, 19808
BKV Chaffee Corners, LLC	Delaware	251 Little Falls Drive, Wilmington, New Castle County, Delaware, 19808
BKV Chelsea, LLC	Delaware	251 Little Falls Drive, Wilmington, New Castle County, Delaware, 19808
BKV Operating, LLC	Delaware	251 Little Falls Drive, Wilmington, New Castle County, Delaware, 19808
BKV Barnett, LLC	Delaware	919 N Market St, STE 725, Wilmington, New Castle County, Delaware, 19801

2.	Facilities
2.1	General Banking Facilities
(a)

Designated Facility Limits and Designated Sub-Limits

In addition to any Designated Facility Limit allocated for a Borrower, the Bank may also offer any Borrower a Facility which has a Designated Sub-Limit. The sum of the utilised portions of all Designated Sub-Limits shall not exceed the relevant Designated Facility Limit. The total amount all Borrowers may draw down under all Facilities shall not exceed the Total Facility Limit.

(1)	(2)	(3)
Type(s) of Facility	Designated Facility Limit(s)	Borrower(s) and Designated Sub-Limit(s), if applicable
1. Commercial Standby Letters of Credit	USD25,000,000	Designated Borrower
2. Revolving Term Loans	USD15,000,000	Designated Borrower and Borrowers
Total Facility Limits	USD25,000,000.00

(b)	Designated Combined Facility Limits

The total aggregate amount all Borrowers may draw down for each of the combined Facilities specified in Column (1) below in aggregate shall not exceed the corresponding Designated Combined Facility Limit in Column (2) below.

(1)	(2)
Type(s) of Facility	Designated Combined Facility Limit
Facility 1 and 2	USD 25,000,000.00

3.	Pricing and Conditions
Any reference to a Borrower under this section is a reference to each Borrower of the relevant Facility specified in Clause 2 (Facilities) of this Facility Letter.

Type(s) of Facility	Terms and Conditions
Commercial Standby Letter of Credit	•	Purpose: To issue commercial standby letter of credit
	•	Only available for Designated Borrower
	•	Tenor: 3 years, any single expiration date of any commercial standby letter of credit not to extend beyond August 31, 2024
	•	USD 2,500 transfer fees
	•	1.5% per annum flat charge per commercial standby letter of credit
	•	Evergreen Not Allowed
	•	Facility limit is revolving

Revolving Term Loans	•	Purpose: For general corporate purposes and/or working capital requirements
	•	Available for all Borrowers
	•	Currency: USD
	•	Interest Rate: The rate of interest shall be the rate to be determined by the Bank and agreed upon by the Borrower at the time of each drawdown for each drawdown amount and/or on the date of changing interest for the relevant loan
	•	Max tenor: 1 year
	•	Interest Period: Subject to the drawdown tenor agreed for the applicable drawdown.
	•	Available interest period selection: 1, 3, 6, 12 months, and applicable interest rate per SCBs calculation after Libor retires
	•	Auto-renewal allowed subject to Bank’s annual review and approval
	•	Payment in full at the end of tenor with 2 business days cooling period before Borrower is able to redraw
	•	Multiple drawdowns allowed, subject to a minimum of $1mn for each drawdown

© Copyright 2017-2021 Standard Chartered Bank. All rights reserved.	Page 4 of 7

Facility Letter (Uncommitted) - United States of America

4.	Fees

Fee:	As in above Pricing and Conditions

5. Contact Details 5.1 Contact details for the Bank

Name and Title	Address Telephone No. Fax No. Email
Alex Wang Relationship Manager Global Subsidiaries	Address: Standard Chartered Bank 1095 Avenue of the Americas New York, New York 10036 Tel: 862-317-7620 Email: alexzy.wang@sc.com

5.2	Contact details for the Designated Borrower

Name and Title	Address Telephone No. Fax No. Email
John Jimenez | Chief Financial Officer	Address: 1200 17th Street, Suite 2100 Denver, CO 80202 Telephone No.: 720-375-9680 Cell No.: 336-213-4918 Email: johnjimenez@bkvcorp.com

5.3	Service of Process

The Designated Borrower and each of the Borrowers irrevocably consents to process being served in any action by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, or by an internationally recognized courier service to its address specified in Clause 5.2 above or its registered address, to the attention of John Jimenez, Chief Financial Officer.

The Designated Borrower and each of the Borrowers irrevocably waives, to the fullest extent possible, a claim of error by reason of any such service and agree that said service (i) shall be deemed in every respect effective service of process upon it in any such action and (ii) shall be taken and held to be valid personal service upon and personal delivery to it.

The foregoing provisions shall not limit the Bank’s right to serve process in any other manner permitted by law or limit the Bank’s right to bring any such action or to obtain execution on any judgment rendered in any such action in any other appropriate jurisdiction or in any other matter.

© Copyright 2017-2021 Standard Chartered Bank. All rights reserved.	Page 5 of 7

Facility Letter (Uncommitted) - United States of America

6.	Joint Liability

6.1	Where there is more than one Borrower specified in this Facility Letter (unless otherwise agreed by the Bank and each Borrower), the following shall apply:
	(a)	Each Borrower is jointly and severally liable with the other Borrowers for all sums payable or owing to the Bank under any Facility (whether incurred by that Borrower or not). Each Borrower further agrees that the Bank is not required to make any reference to the other Borrowers in relation to the utilisation of any Facility by any Borrower.
	(b)	Each Borrower's obligations and liabilities will not be affected by (i) any time or indulgence granted to or composition with any other Borrower or any other person; (ii) any change, variation or termination of any agreement or arrangement with any other Borrower or any other person; (iii) winding up, dissolution, administration or re-organisation of any Borrower or any change on the status, function, control or ownership of any Borrower; (iv) any release of, or any neglect to obtain, perfect or enforce, any rights or securities against any Borrower or any other person; or (v) any unenforceability or invalidity of any obligations of any Borrower or any other person.

7.	Definitions

7.1	In the Agreement, unless the context otherwise requires:

“Compounding the Rate”	means the compounding daily value of the RFR calculated in arrears for the relevant Interest Period (or the Lookback if one applies).
“Compounding RFR Index Rate”	means the percentage change in the relevant RFR index between the first day and the last day of the Lookback.
“Compounding the Balance”	means the daily value of the RFR on the principal balance and accrued but unpaid interest in respect of the relevant Facility and calculated daily for the relevant Interest Period (or the Lookback if one applies).
"Financial Statements"	means for each Obligor other than the Parent, its audited financial statement for its annual financial year.
"Interest Payment Date"	means such interest payment date as may be specified against the applicable Facility in Clause 3 (Pricing and Conditions) of this Facility Letter.
"Interest Period"	means such interest period as may be specified against the applicable Facility in Clause 3 (Pricing and Conditions) of this Facility Letter.
“Lock-Out”	means the interest rate applicable for each day in the Interest Period falling after the Lock-Out Date shall be fixed at the daily value of the RFR on the Lock-Out Date.
“Lock-Out Date”	means the date falling on the number of RFR Banking Days prior to the Interest Payment Date as stated in Lock-Out in Clause 3 (Pricing and Conditions) in respect of the relevant Facility.
"Lookback"	means, in respect of an Interest Period, the period which commences on and includes “x” RFR Banking Days prior to the beginning of the relevant Interest Period and which ends on and includes “x” RFR Banking Days prior to the end date of such Interest Period, where “x” is the number of RFR Banking Days as stated as the Lookback in Clause 3 (Pricing and Conditions).
“Observation Shift”	means the applicable rate used for calculating Interest is calculated and weighted by reference to the Lookback rather than the Interest Period.
"Parent"	means Banpu Public Company Limited
"RFR Banking Day"	means a day (other than a Saturday or Sunday) on which banks are open for general business in the principal financial centre of the country of the RFR currency.
“RFR IRS Term Rate”	means for (i) any relevant currency and (ii) the applicable corresponding tenor, the market quoted interest rate swap or overnight index swap based on the relevant risk-free reference rate determined by the Bank.
“Simple Interest RFR Rate”	means the daily simple interest value of the RFR calculated in arrears for the relevant Interest Period (or the Lookback if one applies).

8.	Additional Conditions

8.1 Additional Requirements
N/A

© Copyright 2017-2021 Standard Chartered Bank. All rights reserved.	Page 6 of 7

Facility Letter (Uncommitted) - United States of America

9.	GMCT Country Supplement

9.1 Clauses to be added, deleted or amended in the GMCT (Uncommitted)

Existing definitions in Clause (Definitions) of GMCT (Uncommitted) shall be amended as follows, and new definitions which appear below shall be added to Clause (Definitions) of GMCT (Uncommitted):

DEFINITIONS

"Banking Day" means a day (other than a Saturday or Sunday) on which banks are open for general business in New York City.

"Default Rate" means 2% per annum higher than the rate of interest applicable to the amount payable which would have been applied to the amount had such amount not become due, or such rate as advised by the Bank to the Borrower from time to time.

"Jurisdiction" means the State of New York.

"Spot Rate" means at any date the Bank's spot rate of exchange for the purchase of the relevant currency in the New York foreign exchange market at around 11:00 am New York time using the Base Currency for the relevant Facility.

The following clauses shall be added to and form part of Clause (Representations and warranties) of the GMCT (Uncommitted):

Margin Regulations.  No Borrower is engaged, whether directly or incidentally or as an important part of its activities, in the business of purchasing or carrying “margin stock” (as such term is defined in Regulation T, U or X of the Board of Governors of the Federal Reserve System), or of extending credit to others for such purpose and less than 25% of each Borrower’s assets constitutes margin stock. No proceeds of any extension of credit will be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any such margin stock.

Investment Company Act.  The Borrowers are not, and are not “controlled by”, an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

Clause (Provision of other services) of the GMCT (Uncommitted) shall be deleted in its entirety.

Clause (Governing law and jurisdiction) of GMCT (Uncommitted) shall be deleted and replaced with the following:

The Agreement and all non-contractual obligations arising in any way out of or in connection with the Agreement are governed by the laws of the Jurisdiction and each Borrower irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court of the United States of America sitting in New York County and waives to the fullest extent permitted by law any objection or claim that such Borrower has or may have that the venue of that action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim this.

The following Clause shall be added to and form part of Clause (Governing law and jurisdiction) of the GMCT (Uncommitted):

Waiver of Trial by Jury

EACH PARTY TO THIS AGREEMENT HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY TO THIS AGREEMENT HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES TO THIS AGREEMENT HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

The following clause shall be added to the GMCT (Uncommitted):

USA PATRIOT Act Notice.  Pursuant to the requirements of the USA PATRIOT Act (Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, the “Act”), the Bank is required to obtain, verify and record information that identifies each Borrower, which information includes such Borrower’s name and address and other information that will allow the Bank to identify such Borrower in accordance with the Act.

10.	GMTT Country Supplement

10.1 Clauses to be added, deleted or amended in the GMTT
None

© Copyright 2017-2021 Standard Chartered Bank. All rights reserved.	Page 7 of 7